UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2024

ELUTIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12510 Prosperity Drive, Suite 370

Silver Spring, MD 20904

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ELUT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

Regained Compliance with Nasdaq Board Independence Rule and Nasdaq Listing Requirements

On January 9, 2024, Elutia Inc. (the “Company”) received written notice from the Nasdaq Stock Market LLC (“Nasdaq”) that the Company had regained compliance with Nasdaq Listing Rule 5605(b)(1) (the “Board Independence Rule”). Compliance was regained following the Company’s confirmation to Nasdaq that a majority of its Board of Directors are “independent” within the meaning of Listing Rule 5605(a)(2). Previously, on December 5, 2023, the Company had notified Nasdaq that it was not in compliance with Listing Rule 5605(b)(1) because, at that time, three of the Company’s directors were independent and three were not.

As a result of the Company regaining compliance with the Board Independence Rule, and previously regaining compliance with Listing Rule Nasdaq Listing Rule 5550(b)(2) (the “Market Value Standard”), the Company is now in compliance with Nasdaq’s listing requirements, and the hearing that was scheduled with the Nasdaq Hearings Panel to appeal Nasdaq’s prior delisting determinations relating to the Board Independence Rule and Market Value Standard has been canceled. The Company’s Class A common stock will continue to be listed and traded on the Nasdaq Capital Market under the symbol “ELUT.”

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the securities laws. Forward-looking statements in this report include any statements about the Company’s future compliance with applicable Nasdaq listing standards and continued listing on Nasdaq. Forward-looking statements are based on management’s current assumptions and expectations of future events; actual results may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties, including those found in the Company’s periodic reports. Consequently, you should not rely on forward-looking statements as predictions of future events. Except as required by applicable law, the Company expressly disclaims any obligations to publicly update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELUTIA INC.

Date: January 10, 2024	By:	/s/ Matthew Ferguson
Matthew Ferguson
Chief Financial Officer